Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Focus Financial Partners Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ruediger Adolf, Chief Executive Officer of the Company, and James Shanahan, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ru
/s/ RUEDIGER ADOLF	/s/ JAMES SHANAHAN
Ruediger Adolf	James Shanahan
Chairman and Chief Executive Officer	Chief Financial Officer
Date: February 17, 2022	Date: February 17, 2022